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CMA CONNECTICUT
MUNICIPAL MONEY FUND

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Annual Report
March 31, 1997



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Officers and Trustees

Arthur Zeikel -- President and Trustee
Ronald W. Forbes -- Trustee
Cynthia A. Montgomery -- Trustee
Charles C. Reilly -- Trustee
Kevin A. Ryan -- Trustee
Richard R. West -- Trustee
Terry K. Glenn -- Executive Vice President
Vincent R. Giordano -- Senior Vice President
Edward J. Andrews -- Vice President
Donald C. Burke -- Vice President
Peter J. Hayes -- Vice President
Kenneth A. Jacob -- Vice President
Steven T. Lewis -- Vice President
Darrin J. SanFillippo -- Vice President
Kevin A. Schiatta -- Vice President
Helen Marie Sheehan -- Vice President
Gerald M. Richard -- Treasurer
Robert Harris -- Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

* For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

CMA Connecticut
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011       #16055 -- 3/97

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TO OUR SHAREHOLDERS:

For the year ended March 31, 1997, CMA Connecticut Municipal Money Fund paid shareholders a net annualized yield of 2.79%*. As of March 31, 1997, the Fund's 7-day yield was 2.74%.

The Environment
Stock and bond market turbulence increased during the six-month period ended March 31, 1997. Mounting evidence of stronger-than-expected economic growth suggested to investors that the Federal Reserve Board would make a preemptive strike to contain inflationary pressures. These concerns were heightened by statements made by Federal Reserve Board Chairman Alan Greenspan, and culminated in an announced increase in the Federal Funds rate of 0.25% to 5.5% on March 25. As investors became concerned that this might prove to be only the first in a series of monetary policy tightening moves, interest rates rose and stock and bond prices declined. Following the central bank's action, investor sentiment fluctuated from negative to more positive, depending upon whether the latest economic data releases were perceived to suggest an overheating or moderating trend. It appears that clear-cut signs of continued low inflation and moderate economic growth, as well as no further indications of monetary policy tightening, are needed before stability returns to the financial markets.

Investment Outlook and Strategy
In the six-month period ended March 31, 1997, short-term municipal market investors proceeded cautiously in light of continued strong economic data and possible changes by the Federal Reserve Board. The Federal Reserve Board's decision to raise the Federal Funds rate by 25 basis points (0.25%) at its March 25, 1997 meeting pushed short-term municipal note yields considerably higher by period-end. Several technical factors also influenced the direction of yields during the past six months. Year-end inventory concerns for broker/dealers moved interest rates on variable rate demand notes higher through December 1996. During the second half of the six-month period ended March 31, 1997, yields moved lower as money flowed into the short-term end of the market caused by maturities, interest payments and income tax refunds.

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

The State of Connecticut continues to maintain its solid long-term debt credit ratings from the major rating agencies affording it strong market access. Governor John Rowland proposed a two-year $20.5 billion budget which is expected to reduce the state's workforce, while cutting income taxes. The state expects to end fiscal year 1997 with fund surpluses of approximately $120 million. Also, short-term municipal issuance within Connecticut decreased to $113.7 million from $183.3 million in the previous period.

CMA Connecticut Municipal Money Fund's portfolio strategy during the six months ended March 31, 1997 was shaped by several factors. These factors contributed to the Fund closing the six-month period with an average portfolio maturity in the 55-day range. The uncertainty surrounding interest rates and their future direction made it prudent to allow the Fund's average portfolio maturity to contract to a neutral range. The Fund's portfolio composition experienced several noteworthy adjustments. We increased our holdings in municipal notes by 10% since September 30, 1996. The notes purchased provided the Fund with diversification, liquidity and attractive yields. We also decreased our holdings in tax-exempt commercial paper and variable rate demand notes by approximately 5% each. We continued to use our commercial paper holdings to manage the Fund's average portfolio maturity. As our positions matured, we repurchased securities with maturities ranging from 30 days -- 60 days. This maturity range allowed us to maintain our average life within the desired limits while positioning the Fund to potentially benefit from the higher yields historically associated with the April tax payment period. Our portfolio approach for the 12-month period ended March 31, 1997 allowed us to provide the Fund with an attractive yield which proved to be better than the average for Connecticut tax-exempt money funds for the same period.

In Conclusion
We appreciate your continued interest in CMA Connecticut Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/STEVEN T. LEWIS
Steven T. Lewis
Vice President and Portfolio Manager

April 28, 1997




CMA Connecticut Municipal Money Fund
Schedule of Investments as of March 31, 1997                                                                     (in Thousands)

                    Face                                                                                                Value
State              Amount                                  Issue                                                      (Note 1a)

Connecticut --     $6,675  Berlin, Connecticut, BAN, UT, 3.75% due 6/16/1997                                           $6,676
78.5%               2,000  Brookfield, Connecticut, BAN, 3.73% due 6/12/1997                                            2,000
                   16,400  Connecticut State Development Authority, Health Care Revenue Bonds
                           (Corporate Independent Living Project), VRDN, 3.20% due 7/01/2015 (a)                       16,400
                    5,420  Connecticut State Development Authority, IDA (Sealectro Corporation
                           Project), 3.90% due 12/01/1997                                                               5,420
                           Connecticut State Development Authority, PCR, Refunding, VRDN (a):
                   16,400  (Connecticut Light & Power Co. Project), Series A, 3.50% due 9/01/2028                      16,400
                    1,000  (United Illuminating Co. Project), 3.50% due 6/01/2026                                       1,000
                   16,400  (Western Massachusetts Electric Co.), Series A, 3.15% due 9/01/2028                         16,400
                    1,000  Connecticut State Development Authority Revenue Bonds (Solid Waste Project),
                           VRDN, AMT, 3.25% due 8/01/2023 (a)                                                           1,000
                    6,750  Connecticut State, GO, Series D, 3.75% due 12/01/1997                                        6,760
                    5,000  Connecticut State, HFA (Housing Mortgage), AMT, Series A, Sub-Series A-4,
                           3.65% due 4/10/1997                                                                          5,000
                           Connecticut State, HFA (Housing Mortgage Finance Program), AMT, CP, Series D:
                    8,950  3.55% due 4/01/1997                                                                          8,950
                    4,505  3.40% due 4/09/1997                                                                          4,505
                    4,500  3.45% due 5/09/1997                                                                          4,500
                           Connecticut State Health and Educational Facilities Authority Revenue Bonds:
                    3,200  (Yale -- New Haven Hospital), Series E, 3.60% due 6/01/1997 (b)                              3,200
                    5,075  (Yale University), CP, Series L, 3.35% due 4/01/1997                                         5,075
                    4,300  (Yale University), CP, Series M, 3.05% due 4/03/1997                                         4,300
                    4,000  (Yale University), CP, Series N, 3.05% due 4/03/1997                                         4,000
                    2,550  (Yale University), CP, Series O, 3.05% due 4/03/1997                                         2,550
                    1,000  (Yale University), CP, Series P, 3.35% due 4/01/1997                                         1,000
                           Connecticut State Municipal Electric Energy Cooperative, Power Supply
                           System Revenue Bonds, CP, Series A:
                    1,500  3.35% due 4/04/1997                                                                          1,500
                    1,500  3.35% due 4/08/1997                                                                          1,500
                    1,500  3.30% due 4/14/1997                                                                          1,500
                    1,500  3.10% due 5/01/1997                                                                          1,500
                    1,000  Connecticut State Refunding (Economic Recovery Notes), UT, 5% due
                           12/15/97                                                                                     1,010
                           Connecticut State Special Assessment Unemployment Compensation, Advanced
                           Fund Revenue Bonds (c):
                    6,500  Series A, 4.10% due 5/15/1997                                                                6,503
                    5,000  Series A, 4.10% due 11/15/1997                                                               5,014
                   19,900  Connecticut State Special Assessment Unemployment Compensation, Advanced
                           Fund Revenue Bonds (Connecticut Unemployment), Series C, 3.90% due
                           7/01/1997 (b)                                                                               19,900
                   45,545  Connecticut State Special Tax Obligation Revenue Bonds (Transportation
                           Infrastructure), VRDN, Second Lien, Series 1, 3.40% due 12/01/2010 (a)                      45,545
                    9,900  Eagle Tax-Exempt Trust, VRDN, 3.10% due 10/01/2011 (a)                                       9,900
                    8,000  Eagle Tax-Exempt Trust, VRDN, 3.56% due 8/15/2012 (a)                                        8,000
                    5,000  East Haven, Connecticut, UT, 4% due 9/03/1997                                                5,003
                    4,000  Manchester, Connecticut, Temporary Notes, Lot B, 3.60% due 5/28/1997                         4,000
                    1,085  Meriden, Connecticut, UT, 4.25% due 8/01/1997 (b)                                            1,086
                    9,000  New Canaan, Connecticut, BAN, UT, 3.75% due 3/10/1998                                        9,026
                    1,440  New Fairfield, Connecticut, BAN, UT, 3.75% due 5/15/1997                                     1,440
                   13,000  New Haven, Connecticut, UT, 3.94% due 5/22/1997                                             13,005
                      810  New Milford, Connecticut, BAN, UT, 4% due 5/13/1997                                            811
                    6,875  North Haven, Connecticut, BAN, 4% due 9/04/1997                                              6,884
                    8,400  Stamford, Connecticut, Housing Authority Revenue Bonds (Morgan Street
                           Project), VRDN, AMT, 3.45% due 8/01/2024 (a)                                                 8,400

Puerto Rico --             Puerto Rico Commonwealth, Government Development Bank Revenue Bonds:
20.8%               1,000  CP, 3.10% due 4/04/1997                                                                      1,000
                    1,000  CP, 3.10% due 4/07/1997                                                                      1,000
                    1,000  CP, 3.15% due 4/08/1997                                                                      1,000
                    4,600  CP, 3.30% due 4/09/1997                                                                      4,600
                    3,800  CP, 3.20% due 5/01/1997                                                                      3,800
                    4,000  CP, 3.40% due 5/01/1997                                                                      4,000
                    5,200  Refunding, VRDN, 3.10% due 12/01/2015 (a)                                                    5,200
                    7,300  Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                           Revenue Bonds, VRDN, Series X, 3.10% due 7/01/1999 (a)                                       7,300
                   24,700  Puerto Rico Commonwealth, TRAN, Series 1997-A, 4% due 7/30/1997                             24,745
                    2,000  Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds
                           (Puerto Rico Commonwealth Water Resources Authority), Series L, 8.40%
                           due 7/01/1997 (d)                                                                            2,064
                           Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities
                           Financing Authority Revenue Bonds:
                    7,100  CP, 3.35% due 4/17/1997                                                                      7,100
                    2,750  Series A, 3.75% due 12/01/1997                                                               2,753
                           Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
                           Facilities Financing Authority, Higher Education Revenue Bonds, CP, Series A:
                    3,100  3.50% due 4/09/1997                                                                          3,100
                    3,100  3.55% due 5/09/1997                                                                          3,100

                           Total Investments (Cost -- $337,425) -- 99.3%                                              337,425

                           Other Assets Less Liabilities -- 0.7%                                                        2,506
                                                                                                                    ---------
                           Net Assets -- 100.0%                                                                      $339,931
                                                                                                                    =========
(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March, 31 1997.
(b) FGIC Insured.
(c) AMBAC Insured.
(d) Prerefunded.

Portfolio Abbreviations for CMA Connecticut Municipal Money Fund

AMT Alternative Minimum Tax (subject to)
BAN Bond Anticipation Notes
CP  Commercial Paper
GO  General Obligation Bonds
HFA Housing Finance Agency
IDA  Industrial Development Authority
PCR  Pollution Control Revenue Bonds
TRAN Tax Revenue Anticipation Notes
UT   Unlimited Tax
VRDN Variable Rate Demand Notes

See Notes to Financial Statements.





CMA Connecticut Municipal Money Fund
Statement of Assets and Liabilities as of March 31, 1997

Assets:
Investments, at value (identified cost -- $337,424,808*) (Note 1a)                                         $337,424,808
Cash                                                                                                              6,891
Interest receivable                                                                                           2,812,776
Prepaid registration fees and other assets (Note 1d)                                                             15,418
                                                                                                           ------------
Total assets                                                                                                340,259,893
                                                                                                           ------------
Liabilities:
Payables:
Investment adviser (Note 2)                                                                  $143,017
Distributor (Note 2)                                                                           97,723
Dividends to shareholders (Note 1e)                                                               282
Beneficial interest redeemed                                                                       31           241,053
                                                                                         ------------
Accrued expenses and other liabilities                                                                           88,091
                                                                                                           ------------
Total liabilities                                                                                               329,144
                                                                                                           ------------
Net Assets                                                                                                 $339,930,749
                                                                                                           ============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                                  $34,007,223
Paid-in capital in excess of par                                                                            306,065,009
Accumulated realized capital losses -- net (Note 4)                                                            (141,483)
                                                                                                           ------------
Net Assets -- Equivalent to $1.00 per share based on 340,072,232 shares of
beneficial interest outstanding                                                                            $339,930,749
                                                                                                           ============
* Cost for Federal income tax purposes was $337,426,745. As of March 31, 1997, net unrealized depreciation for Federal income tax purposes amounted to $1,937, all of which related to depreciated securities.

See Notes to Financial Statements.





CMA Connecticut Municipal Money Fund
Statement of Operations for the Year Ended March 31, 1997

Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                    $10,776,804

Expenses:
Investment advisory fees (Note 2)                                                          $1,550,354
Distribution fees (Note 2)                                                                    383,286
Accounting services (Note 2)                                                                   60,088
Professional fees                                                                              50,439
Registration fees (Note 1d)                                                                    49,769
Transfer agent fees (Note 2)                                                                   46,705
Custodian fees                                                                                 25,124
Printing and shareholder reports                                                               20,231
Pricing fees                                                                                    2,911
Trustees' fees and expenses                                                                     2,787
Amortization of organization expenses (Note 1d)                                                   523
Other                                                                                           3,988
                                                                                         ------------
Total expenses                                                                                                2,196,205
                                                                                                           ------------
Investment income -- net                                                                                      8,580,599
Realized Loss on Investments -- Net (Note 1c)                                                                    (7,261)
                                                                                                           ------------
Net Increase in Net Assets Resulting from Operations                                                         $8,573,338
                                                                                                           ============

See Notes to Financial Statements.





CMA Connecticut Municipal Money Fund
Statements of Changes in Net Assets

                                                                                            For the Year Ended
                                                                                                  March 31,
                                                                                            1997              1996
Increase (Decrease) in Net Assets:
Operations:
Investment income -- net                                                                   $8,580,599        $8,278,292
Realized loss on investments -- net                                                            (7,261)             (320)
                                                                                      ---------------   ---------------
Net increase in net assets resulting from operations                                        8,573,338         8,277,972
                                                                                      ---------------   ---------------
Dividends to Shareholders (Note 1e):
Investment income -- net                                                                   (8,579,669)       (8,275,678)
                                                                                      ---------------   ---------------
Net decrease in net assets resulting from dividends to shareholders                        (8,579,669)       (8,275,678)
                                                                                      ---------------   ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                        1,090,795,423     1,135,984,616
Net asset value of shares issued to shareholders in reinvestment
of dividends (Note 1e)                                                                      8,579,691         8,277,928
                                                                                      ---------------   ---------------
                                                                                        1,099,375,114     1,144,262,544
Cost of shares redeemed                                                                (1,072,800,492)   (1,091,300,656)
                                                                                      ---------------   ---------------
Net increase in net assets derived from beneficial interest transactions                   26,574,622        52,961,888
                                                                                      ---------------   ---------------
Net Assets:
Total increase in net assets                                                               26,568,291        52,964,182
Beginning of year                                                                         313,362,458       260,398,276
                                                                                      ---------------   ---------------
End of year*                                                                             $339,930,749      $313,362,458
                                                                                      ===============   ===============

*Undistributed investment income -- net (Note 1f)                                                 $--            $1,002
                                                                                      ===============   ===============

See Notes to Financial Statements.





CMA Connecticut Municipal Money Fund
Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                       For the Year Ended March 31,
                                                                 1997        1996        1995        1994        1993
Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:
Net asset value, beginning of year                                 $1.00       $1.00       $1.00       $1.00       $1.00
                                                                --------    --------    --------    --------    --------
Investment income -- net                                             .03         .03         .03         .02         .02
                                                                --------    --------    --------    --------    --------
Total from investment operations                                     .03         .03         .03         .02         .02
                                                                --------    --------    --------    --------    --------
Less dividends from investment income -- net                        (.03)       (.03)       (.03)       (.02)       (.02)
                                                                --------    --------    --------    --------    --------
Net asset value, end of year                                       $1.00       $1.00       $1.00       $1.00       $1.00
                                                                ========    ========    ========    ========    ========

Total Investment Return                                             2.79%       3.02%       2.54%       1.77%       2.20%
                                                                ========    ========    ========    ========    ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                       .71%        .72%        .71%        .70%        .63%
                                                                ========    ========    ========    ========    ========

Expenses                                                             .71%        .72%        .71%        .70%        .73%
                                                                ========    ========    ========    ========    ========

Investment income -- net                                            2.76%       2.97%       2.53%       1.76%       2.17%
                                                                ========    ========    ========    ========    ========

Supplemental Data:
Net assets, end of year (in thousands)                          $339,931    $313,362    $260,398    $250,038    $231,431
                                                                ========    ========    ========    ========    ========

See Notes to Financial Statements.




CMA Connecticut Municipal Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CMA Connecticut Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Reclassification -- Generally accepted acounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,932 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1997, the Fund had a net capital loss carryforward of approximately $138,000, of which $69,000 expires in 2000, $30,000 expires in 2001, $10,000 expires in 2002, $27,000 expires in 2003, and $2,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.



CMA Connecticut Municipal Money Fund
Independent Auditors' Report

The Board of Trustees and Shareholders, CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 1, 1997



Important Tax Information (unaudited)

All of the net investment income distributions paid daily by CMA
Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.